UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street,

Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1.	Reports to Stockholders.

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended June 30, 2020, global economic growth was impacted by the novel coronavirus (COVID-19) pandemic. Many nations’ efforts to slow the infection rate in March and April severely curtailed global economic activity. Major central banks acted swiftly to maintain financial stability and ease monetary policy. The U.S. Federal Reserve (Fed) issued two emergency rate cuts and revived programs from the Great Recession designed to add liquidity to credit markets. The European Central Bank launched its Pandemic Emergency Purchase Programme, which included many private and public sector securities. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a -5.99% total return.1 Global government and corporate bonds, as measured by the Bloomberg Barclays Multiverse Index, posted a +2.53% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Bartlett

Chief Investment Officer

Templeton Equity Group

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component generally consists of primarily of common stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component primarily consists of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares posted a -12.21% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI) posted a -5.99% total return and the Bloomberg Barclays Multiverse Index posted a +2.53% total return.1 For the same period, the Custom 50% MSCI ACWI + 50% Bloomberg Barclays Multiverse Index (Blended Benchmark), posted a -1.44% cumulative total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI ACWI (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history

1. Source: Morningstar. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. U.S. Bureau of Labor Statistics

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 20.

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ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI

Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a

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USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. In our opinion, central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage and the risks for successive waves of infections that could further suppress economic activity going forward, in our view.

Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May. The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead,

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Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to

0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When choosing equity securities for the Fund, we use a fundamental research, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When choosing fixed income investments for the Fund, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies, as well as an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a country. In our analysis of corporate debt securities, we consider a variety of factors, including a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging or investment purposes.

Manager’s Discussion

Despite unprecedented support measures from global central banks and policymakers, macroeconomic conditions remain far from normal. We have never experienced such a precarious market situation and believe global stock market

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valuations are severely disconnected from underlying challenges. In response, we have tried to diversify away from risks created by policy interventions and de-correlate our portfolio from an increasingly volatile market.

Equity

Global equities, as measured by the MSCI ACWI Index, declined during the six months under review, weighed down by coronavirus concerns and economic uncertainty. However, markets rebounded strongly in the last few months of the period on promises of unlimited policy stimulus and optimism about economic re-openings. It was a challenging six months for value investors such as Templeton, with value stocks significantly underperforming growth stocks.

In this environment, the equity portion underperformed its benchmark index for the period, primarily due to stock selection and an underweighting in the information technology (IT) sector and stock selection in the communication services sector. An underweighting in the energy sector also detracted from relative performance.

In IT, Japanese electronic components manufacturer Kyocera detracted from relative results. The company’s shares declined on continued concerns about demand prospects in end markets for the firm’s automotive and industrial components. Kyocera has remained sensitive to global GDP trends due to the diversity of its customer base, though segments such as electronic devices and ceramics stand to benefit from secular growth trends like the adoption of 5G and increasing content demand, which may offset cyclicality elsewhere. Ultimately, we believe the key to unlocking the company’s value is the more efficient use of its balance sheet, which is overcapitalized in cash and investments. Since the retirement of the company’s founder two years ago, a more shareholder-friendly management team has taken over and explicitly targeted higher returns on equity. We believe this bodes well for the prospects of better long-term returns and is not adequately reflected in Kyocera’s share price.

In communications services, Luxembourg-based satellite operator SES detracted from relative performance. The company reported weaker-than-expected fourth-quarter results and lowered 2020 fiscal year revenue and earnings guidance due to lower-than-expected revenue growth in the video business and slowing growth in its networks business. Management also cut the dividend by half, citing the need to protect its investment-grade debt rating. We exited the position during the period to invest in what we viewed to be more compellingly valued opportunities.

Top Five Equity Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Bayer AG Pharmaceuticals, Germany	1.8%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	1.6%

Dollar Tree Inc. Multiline Retail, U.S.	1.5%

AIA Group Ltd. Insurance, Hong Kong	1.4%

Berkshire Hathaway Inc. Diversified Financial Services, U.S.	1.4%

In energy, Husky Energy and Royal Dutch Shell were significant relative detractors, and both positions were sold during the period. The confluence of a pandemic-related demand shock with a supply shock stemming from the Saudi-Russian price war was unexpected, and we used associated volatility to reduce exposure to energy stocks, having found higher quality and more stable cyclical exposure in other sectors.

In contrast, stock selection and underweightings in consumer staples and utilities contributed to relative performance, along with an overweight in materials.

The consumer staples sector has traded at a premium despite low margins, fierce competition and poor pricing power, making value opportunities highly specific and idiosyncratic. Traditionally defensive consumer staples stocks such as U.S. grocer Kroger was a key relative contributor, benefiting from consumer stockpiling ahead of an extended period of stay-at-home social distancing measures.

German power utility E.ON led relative contributors in the utilities sector. E.ON’s transition from a diversified and geographically dispersed operation into a focused European utility is nearing completion, and the company should benefit over time from a stable regulatory environment and lower interest costs once debt is refinanced. In our analysis, synergies from the firm’s acquisition of power distribution company Innogy (not a Fund holding) are yet to be realised and should create economies of scale and support profitability over our long-term investment horizon. Overall, the firm offers a relatively high dividend yield supported by regulated earnings, while also having the potential to become a higher-growth utility once the benefits of the Innogy integration materialize.

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In materials, U.S.-based copper miner Freeport-McMoRan contributed to relative returns. The firm rallied strongly after copper prices recovered to pre-crisis levels and investors reacted positively to an announced austerity plan, which includes capital expenditure reductions, executive pay cuts and a suspension of the dividend.

Regionally, stock selection and an overweight in Asia detracted significantly from relative performance. No regions contributed to relative performance during the period, but stock selection in Germany, the Netherlands and France did help results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2020, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Top Five Fixed Income Holdings*

6/30/20

Issue/Issuer	% of Total Net Assets

Korea Treasury Bond	7.3%

Government of Mexico	4.0%

U.S. Treasury Note	3.9%

Nota do Tesouro Nacional	2.2%

Government of Ghana	1.8%

*Does not include cash and cash equivalents.

Fixed Income

The fixed income sleeve of the strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs into curve steepening in March. The strategy continued to hold safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while overall credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from absolute performance. The Fund maintained a defensive approach regarding interest rates in developed markets,

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while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) Africa (Ghana) and Asia (India) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its fixed income benchmark due to currency positions, followed by interest-rate strategies. Overall credit exposures had a largely neutral effect on relative results. Among currencies, overweighted positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone). Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina), Africa (Ghana) and Asia ex-Japan (India) contributed to relative results.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Co-Lead Portfolio Manager

Warren Pustam, CFA

Co-Lead Portfolio Manager

Herbert J. Arnett, Jr.

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of June 30, 20201

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
6-Month	-12.21%		-17.17%

1-Year	-10.69%		-15.73%

5-Year	-5.28%		-2.19%

10-Year	+50.26%		+3.58%

Advisor
6-Month	-12.36%		-12.36%

1-Year	-10.42%		-10.42%

5-Year	-4.33%		-0.88%

10-Year	+54.35%		+4.44%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/20–6/30/20)

Share Class	Net Investment Income

A	$0.0309

A1	$0.0309

C	$0.0211

C1	$0.0252

R	$0.0287

R6	$0.0356

Advisor	$0.0341

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.22%	1.25%

Advisor	0.97%	1.00%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%; thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%. Effective 9/27/11, Class A shares closed to new investors, were renamed Class A1 Shares, and a new Class A with different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/27/11 a restated figure is used based on Class A1 performance and including the Rule 12b-1 rate differential between Class A and A1, and (b) for periods after 9/27/11, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	11

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$877.90	$5.74	$1,018.75	$6.17	1.23%
A1	$1,000	$874.80	$5.73	$1,018.75	$6.17	1.23%
C	$1,000	$870.20	$9.21	$1,015.02	$9.92	1.98%
C1	$1,000	$872.60	$7.59	$1,016.76	$8.17	1.63%
R	$1,000	$877.50	$6.68	$1,017.75	$7.17	1.43%
R6	$1,000	$876.50	$4.06	$1,020.54	$4.37	0.87%
Advisor	$1,000	$876.40	$4.57	$1,019.99	$4.92	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights

Templeton Global Balanced Fund

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.84	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13

Income from investment operations[b]:

Net investment income[c]	0.03	0.11	0.10	0.09	0.07	0.08

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.38)	0.25	0.15	(0.32)

Total from investment operations	(0.35)	0.19	(0.28)	0.34	0.22	(0.24)

Less distributions from:

Net investment income	(0.03)	(0.12)	(0.12)	(0.08)	(0.03)	(0.09)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.03)	(0.12)	(0.12)	(0.08)	(0.03)	(0.17)

Net asset value, end of period	$ 2.46	$ 2.84	$ 2.77	$ 3.17	$ 2.91	$ 2.72

Total return[d]	(12.21)%	6.96%	(9.44)%	12.18%	7.97%	(7.74)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.29%	1.22%	1.19%	1.17%	1.16%	1.11%

Expenses net of waiver and payments by affiliates and expense reduction	1.23%	1.19% [f]	1.16%[f]	1.14%[f]	1.15%[f]	1.10%[f]

Net investment income	2.28%	3.81%	3.17%	2.82%	3.28%	2.55%

Supplemental data

Net assets, end of period (000’s)	$346,525	$465,915	$557,604	$745,957	$780,810	$987,949

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.84	$ 2.77	$ 3.18	$ 2.91	$ 2.72	$ 3.13

Income from investment operations[b]:

Net investment income[c]	0.03	0.11	0.10	0.09	0.07	0.08

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.39)	0.26	0.15	(0.32)

Total from investment operations	(0.35)	0.19	(0.29)	0.35	0.22	(0.24)

Less distributions from:

Net investment income	(0.03)	(0.12)	(0.12)	(0.08)	(0.03)	(0.09)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.03)	(0.12)	(0.12)	(0.08)	(0.03)	(0.17)

Net asset value, end of period	$ 2.46	$ 2.84	$ 2.77	$ 3.18	$ 2.91	$ 2.72

Total return[d]	(12.52)%	7.33%	(9.45)%	12.18%	7.97%	(7.76)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.29%	1.22%	1.19%	1.17%	1.16%	1.11%

Expenses net of waiver and payments by affiliates and expense reduction	1.23%	1.19%[f]	1.16%[f]	1.14%[f]	1.15%[f]	1.10%[f]

Net investment income	2.28%	3.81%	3.17%	2.82%	3.28%	2.55%

Supplemental data

Net assets, end of period (000’s)	$192,516	$252,990	$285,358	$293,488	$319,161	$370,212

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.82	$ 2.75	$ 3.16	$ 2.90	$ 2.70	$ 3.12

Income from investment operations[b]:

Net investment income[c]	0.02	0.09	0.08	0.06	0.05	0.05

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.40)	0.26	0.16	(0.31)

Total from investment operations	(0.36)	0.17	(0.32)	0.32	0.21	(0.26)

Less distributions from:

Net investment income	(0.02)	(0.10)	(0.09)	(0.06)	(0.01)	(0.08)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.02)	(0.10)	(0.09)	(0.06)	(0.01)	(0.16)

Net asset value, end of period	$ 2.44	$ 2.82	$ 2.75	$ 3.16	$ 2.90	$ 2.70

Total return[d]	(12.98)%	6.55%	(10.23)%	11.03%	7.74%	(8.68)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	2.04%	1.97%	1.94%	1.92%	1.89%	1.86%

Expenses net of waiver and payments by affiliates and expense reduction	1.98%	1.94%[f]	1.91%[f]	1.89%[f]	1.88%[f]	1.85%[f]

Net investment income	1.53%	3.06%	2.42%	2.07%	2.55%	1.80%

Supplemental data

Net assets, end of period (000’s)	$97,136	$139,231	$203,587	$317,374	$340,265	$464,899

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class C1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.84	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13

Income from investment operations[b]:

Net investment income[c]	0.02	0.10	0.09	0.08	0.06	0.06

Net realized and unrealized gains (losses)	(0.37)	0.08	(0.39)	0.25	0.15	(0.31)

Total from investment operations	(0.35)	0.18	(0.30)	0.33	0.21	(0.25)

Less distributions from:

Net investment income	(0.03)	(0.11)	(0.10)	(0.07)	(0.02)	(0.08)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.03)	(0.11)	(0.10)	(0.07)	(0.02)	(0.16)

Net asset value, end of period	$ 2.46	$ 2.84	$ 2.77	$ 3.17	$ 2.91	$ 2.72

Total return[d]	(12.74)%	6.82%	(9.88)%	11.71%	7.62%	(8.07)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.69%	1.62%	1.59%	1.57%	1.56%	1.51%

Expenses net of waiver and payments by affiliates and expense reduction	1.63%	1.59%[f]	1.56%[f]	1.54%[f]	1.55%[f]	1.50%[f]

Net investment income	1.88%	3.41%	2.77%	2.42%	2.88%	2.15%

Supplemental data

Net assets, end of period (000’s)	$16,207	$27,765	$62,418	$173,079	$202,929	$233,840

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.72	$ 3.14

Income from investment operations[b]:

Net investment income[c]	0.03	0.10	0.09	0.08	0.06	0.07

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.38)	0.25	0.16	(0.32)

Total from investment operations	(0.35)	0.18	(0.29)	0.33	0.22	(0.25)

Less distributions from:

Net investment income	(0.03)	(0.11)	(0.11)	(0.07)	(0.02)	(0.09)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.03)	(0.11)	(0.11)	(0.07)	(0.02)	(0.17)

Net asset value, end of period	$ 2.47	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.72

Total return[d]	(12.25)%	6.66%	(9.67)%	11.84%	8.11%	(8.24)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.49%	1.47%	1.44%	1.42%	1.41%	1.36%

Expenses net of waiver and payments by affiliates and expense reduction	1.43%	1.44%[f]	1.41%[f]	1.39%[f]	1.40%[f]	1.35%[f]

Net investment income	2.08%	3.56%	2.92%	2.57%	3.03%	2.30%

Supplemental data

Net assets, end of period (000’s)	$1,832	$2,348	$2,778	$4,944	$5,487	$6,498

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.73	$ 3.14

Income from investment operations[b]:

Net investment income[c]	0.03	0.12	0.11	0.09	0.08	0.08

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.38)	0.26	0.15	(0.31)

Total from investment operations	(0.35)	0.20	(0.27)	0.35	0.23	(0.23)

Less distributions from:

Net investment income	(0.04)	(0.13)	(0.13)	(0.09)	(0.04)	(0.10)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.04)	(0.13)	(0.13)	(0.09)	(0.04)	(0.18)

Net asset value, end of period	$ 2.46	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.73

Total return[d]	(12.35)%	7.32%	(9.09)%	12.56%	8.35%	(7.44)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.99%	0.92%	0.89%	0.84%	0.81%	0.81%

Expenses net of waiver and payments by affiliates and expense reduction	0.87%	0.84%[f]	0.82%[f]	0.77%[f]	0.79%[f]	0.75%[f]

Net investment income	2.64%	4.16%	3.51%	3.19%	3.64%	2.90%

Supplemental data

Net assets, end of period (000’s)	$4,509	$6,080	$7,933	$11,254	$752	$1,089

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)					Year Ended March 31, 2016
		Year Ended December 31,
		2019	2018	2017	2016[a]

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.85	$ 2.78	$ 3.19	$ 2.92	$ 2.73	$ 3.14

Income from investment operations[b]:

Net investment income[c]	0.03	0.12	0.11	0.10	0.08	0.08

Net realized and unrealized gains (losses)	(0.38)	0.08	(0.39)	0.26	0.14	(0.31)

Total from investment operations	(0.35)	0.20	(0.28)	0.36	0.22	(0.23)

Less distributions from:

Net investment income	(0.03)	(0.13)	(0.13)	(0.09)	(0.03)	(0.10)

Net realized gains	—	—	—	—	—	(0.08)

Total distributions	(0.03)	(0.13)	(0.13)	(0.09)	(0.03)	(0.18)

Net asset value, end of period	$ 2.47	$ 2.85	$ 2.78	$ 3.19	$ 2.92	$ 2.73

Total return[d]	(12.36)%	7.57%	(9.19)%	12.42%	8.22%	(7.52)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.04%	0.97%	0.94%	0.92%	0.91%	0.86%

Expenses net of waiver and payments by affiliates and expense reduction	0.98%	0.94%[f]	0.91%[f]	0.89%[f]	0.90%[f]	0.85%[f]

Net investment income	2.53%	4.06%	3.42%	3.07%	3.53%	2.80%

Supplemental data

Net assets, end of period (000’s)	$81,569	$141,277	$207,346	$246,044	$212,161	$299,226

Portfolio turnover rate	44.23%	26.62%	45.92%	34.25%	16.66%	44.25%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, June 30, 2020 (unaudited)

Templeton Global Balanced Fund

	Industry	Shares	Value

Common Stocks 41.6%
China 2.3%
[a] Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	159,600	$4,306,584
[a] Baidu Inc., ADR	Interactive Media & Services	65,300	7,828,817
[b] Xiabuxiabu Catering Management China Holdings Co. Ltd.	Hotels, Restaurants & Leisure	4,711,000	4,673,048

			16,808,449

Denmark 0.9%
AP Moeller-Maersk A/S, B	Marine	5,511	6,458,294

France 1.2%
[a] ArcelorMittal SA	Metals & Mining	493,831	5,230,125
[a] Dassault Aviation SA	Aerospace & Defense	4,354	3,994,428

			9,224,553

Germany 4.3%
Bayer AG	Pharmaceuticals	183,073	13,568,805
Bayerische Motoren Werke AG	Automobiles	76,462	4,880,949
E.ON SE	Multi-Utilities	831,401	9,383,752
Siemens AG	Industrial Conglomerates	35,741	4,214,816

			32,048,322

Hong Kong 1.6%
AIA Group Ltd.	Insurance	1,119,600	10,476,702
Value Partners Group Ltd.	Capital Markets	2,550,000	1,299,912

			11,776,614

India 1.0%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	314,236	7,302,663

Ireland 0.9%
[a] Ryanair Holdings PLC, ADR	Airlines	96,000	6,368,640

Japan 8.2%
Hosokawa Micron Corp.	Machinery	31,700	1,678,977
Isuzu Motors Ltd.	Automobiles	432,400	3,929,364
Japan Airlines Co. Ltd.	Airlines	153,000	2,760,965
Kirin Holdings Co. Ltd.	Beverages	170,200	3,587,773
Komatsu Ltd.	Machinery	102,100	2,091,061
Kyocera Corp.	Electronic Equipment, Instruments & Components	98,300	5,365,662
Nippon Television Holdings Inc.	Media	434,600	4,707,142
Seria Co. Ltd.	Multiline Retail	225,800	8,053,547
Sony Corp.	Household Durables	32,300	2,229,673
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	207,890	5,856,217
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	285,200	10,246,647
Tokyo Broadcasting System Holdings Inc.	Media	306,000	4,894,883
Toyota Industries Corp.	Auto Components	106,400	5,655,440

			61,057,351

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Netherlands 2.3%
Flow Traders	Capital Markets	120,703	$4,318,322
NN Group NV	Insurance	134,809	4,530,226
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	71,400	8,142,456

			16,991,004

South Africa 0.0%
[a,c,d] K2016470219 South Africa Ltd., A	Specialty Retail	32,900,733	—
[a,c,d] K2016470219 South Africa Ltd., B	Specialty Retail	4,646,498	—

			—

South Korea 1.6%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	263,156	11,680,464

Spain 0.9%
Amadeus IT Group SA	IT Services	127,162	6,675,681

Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	827,000	8,857,624

United Kingdom 3.5%
Imperial Brands PLC	Tobacco	380,721	7,247,355
[a] LivaNova PLC	Health Care Equipment & Supplies	102,100	4,914,073
[a] Persimmon PLC	Household Durables	134,011	3,792,566
Prudential PLC	Insurance	318,907	4,805,115
Travis Perkins PLC	Trading Companies & Distributors	393,218	5,482,018

			26,241,127

United States 11.7%
[a] Berkshire Hathaway Inc., B	Diversified Financial Services	57,800	10,317,878
[a] Booking Holdings Inc.	Internet & Direct Marketing Retail	4,240	6,751,522
Comcast Corp., A	Media	258,324	10,069,469
[a] Dollar Tree Inc.	Multiline Retail	121,600	11,269,888
[a] F5 Networks Inc.	Communications Equipment	40,000	5,579,200
Freeport-McMoRan Inc.	Metals & Mining	497,000	5,750,290
The Kroger Co.	Food & Staples Retailing	214,600	7,264,210
[a] Laboratory Corp. of America Holdings	Health Care Providers & Services	33,200	5,514,852
Medtronic PLC	Health Care Equipment & Supplies	42,200	3,869,740
Oracle Corp.	Software	80,010	4,422,153
[a,c,e] Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	34,934
United Parcel Service Inc., B	Air Freight & Logistics	66,900	7,437,942
UnitedHealth Group Inc.	Health Care Providers & Services	12,680	3,739,966
Visa Inc., A	IT Services	22,200	4,288,374

			86,310,418

Total Common Stocks (Cost $297,943,141)			307,801,204

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Industry	Principal Amount*			Value

Corporate Bonds 0.0%†
South Africa 0.0%†
[c,f,g] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	Specialty Retail	2,686,371			$-
senior secured note, 144A, PIK, 8.00%, 12/31/22	Specialty Retail	2,504,000		EUR	3,516
[c,f,g] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Specialty Retail	1,112,784			5,564

Total Corporate Bonds (Cost $4,103,720)					9,080

Foreign Government and Agency Securities 20.6%
Argentina 1.6%
[h,i] Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22		427,091,263		ARS	4,040,334
Index Linked, 1.40%, 3/25/23		238,304,727		ARS	2,016,526
Index Linked, 1.50%, 3/25/24		238,304,736		ARS	1,882,809
[h] Argentine Bonos del Tesoro,
18.20%, 10/03/21		193,279,000		ARS	1,404,362
16.00%, 10/17/23		298,989,000		ARS	1,500,250
senior note, 15.50%, 10/17/26		243,952,000		ARS	877,205
[h,j] Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22		37,519,000		ARS	339,231

					12,060,717

Brazil 2.5%
Letra Tesouro Nacional,
Strip, 4/01/21		5,020	[k]	BRL	908,656
Strip, 7/01/21		9,890	[k]	BRL	1,777,177
Nota do Tesouro Nacional, 10.00%, 1/01/21		84,037	[k]	BRL	16,045,946

					18,731,779

Colombia 1.0%
Government of Colombia,
senior bond, 7.75%, 4/14/21		689,000,000		COP	188,321
senior bond, 4.375%, 3/21/23		52,000,000		COP	13,915
senior bond, 9.85%, 6/28/27		83,000,000		COP	27,916
Titulos de Tesoreria,
senior bond, B, 11.00%, 7/24/20		677,000,000		COP	181,015
senior bond, B, 7.00%, 5/04/22		844,000,000		COP	240,185
senior bond, B, 10.00%, 7/24/24		1,738,000,000		COP	569,740
senior bond, B, 7.50%, 8/26/26		19,829,000,000		COP	6,013,650

					7,234,742

El Salvador 0.0%†
[f] Government of El Salvador, 144A, 7.65%, 6/15/35		100,000			87,250

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana 1.8%
Government of Ghana,
24.75%, 3/01/21	110,000		GHS	$19,949
24.50%, 6/21/21	600,000		GHS	110,148
24.75%, 7/19/21	6,550,000		GHS	1,205,973
18.75%, 1/24/22	7,110,000		GHS	1,246,300
19.75%, 3/25/24	7,250,000		GHS	1,277,854
19.00%, 11/02/26	25,220,000		GHS	4,042,157
senior bond, 19.75%, 3/15/32	18,930,000		GHS	3,058,743
senior note, 24.00%, 11/23/20	7,760,000		GHS	1,384,379
senior note, 16.50%, 3/22/21	50,000		GHS	8,633
senior note, 18.25%, 7/25/22	7,580,000		GHS	1,316,489

				13,670,625

India 0.2%
Government of India, senior note, 7.16%, 5/20/23	83,000,000		INR	1,175,958

Indonesia 1.8%
Government of Indonesia,
senior bond, FR35, 12.90%, 6/15/22	10,168,000,000		IDR	808,661
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	131,139
senior bond, FR43, 10.25%, 7/15/22	154,000,000		IDR	11,751
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	5,594,705
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	149,135
senior bond, FR70, 8.375%, 3/15/24	84,648,000,000		IDR	6,327,074

				13,022,465

Mexico 4.0%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	2,228,700	[l]	MXN	9,857,358
senior bond, M, 6.50%, 6/09/22	1,962,300	[l]	MXN	8,833,162
senior bond, M, 8.00%, 12/07/23	327,300	[l]	MXN	1,570,633
senior bond, M 20, 10.00%, 12/05/24	85,300	[l]	MXN	447,037
senior note, M, 7.25%, 12/09/21	2,012,900	[l]	MXN	9,073,049

				29,781,239

South Korea 7.3%
Korea Monetary Stabilization Bond, senior note, 1.18%, 8/02/21	208,000,000		KRW	174,316
Korea Treasury Bond,
senior bond, 4.25%, 6/10/21	3,380,800,000		KRW	2,915,572
senior note, 1.375%, 9/10/21	8,462,200,000		KRW	7,117,245
senior note, 2.00%, 12/10/21	380,000,000		KRW	322,690
senior note, 2.25%, 9/10/23	876,000,000		KRW	760,674
senior note, 1.875%, 3/10/24	2,205,000,000		KRW	1,897,466
senior note, 1.375%, 9/10/24	4,655,400,000		KRW	3,932,809
senior note, 3.00%, 9/10/24	745,000,000		KRW	670,717
senior note, 1.875%, 6/10/29	13,100,000,000		KRW	11,401,141

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*		Value

Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 1.375%, 12/10/29		29,872,200,000	KRW	$24,911,852

				54,104,482

[m] Supranational 0.4%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24		60,000,000	MXN	2,814,649

Total Foreign Government and Agency Securities (Cost $204,842,979)				152,683,906

U.S. Government and Agency Securities 3.9%
United States 3.9%
U.S. Treasury Note,
1.375%, 1/31/25		15,300,000		16,077,252
2.625%, 12/31/25		4,900,000		5,507,906
1.625%, 2/15/26		2,650,000		2,835,655
2.125%, 5/31/26		1,210,000		1,332,796
1.625%, 10/31/26		2,650,000		2,847,301

				28,600,910

Total U.S. Government and Agency Securities (Cost $27,402,501)				28,600,910

	Number of Contracts	Notional Amount#

Options Purchased 0.6%
Calls - Over-the-Counter
Currency Options 0.4%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	2,520,000	AUD	4,935
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	5,042,000	AUD	32,198
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	2,079,000	AUD	9,654
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	1,133,000	AUD	978
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	4,531,000	AUD	11,033
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	3,405,000	AUD	27,094
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	1,915,000	AUD	71,858
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	2,458,000	AUD	16,046

24	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	3,782,000	AUD	$30,323
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	1,009,000	AUD	15,449
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	2,017,000	AUD	10,027
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	2,420,000	AUD	14,200
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	1,008,500	AUD	1,638
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	2,719,000	AUD	12,107
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	1,413,000		126,931
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	354,000		21,802
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	804,000		23,611
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	473,000		12,457
USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	1,381,000		896
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	4,391,000		46,285
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	3,302,000		114,626
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	2,569,000		70,694
USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	2,568,000		103,981
USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	1,360,000		75,279
USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	2,600,000		87,118
USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	8,109,000		178,260
USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	2,761,000		96,304
USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	4,142,000		215,144
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	3,963,000		110,659
USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	1,351,000		180,749
USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	1,351,000		11,157
USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	884,000		119,343
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	844,000		68,245

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	1,580,000		$149,291
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	1,568,000		68,638
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	2,125,000		67,828
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	2,391,000		117,585
USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	2,733,000		98,904
USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	909,000		8,223
USD/MXN, Counterparty MSCO, January Strike Price 24.50 MXN, Expires 1/14/21	1	1,052,000		35,766
USD/MXN, Counterparty MSCO, January Strike Price 26.53 MXN, Expires 1/14/21	1	9,441,000		169,456
USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	5,716,000		82,436

				2,719,208

Puts - Exchange-Traded
iShares MSCI EAFE ETF, Counterparty DMN, Strike Price $45, Expires 8/21/20	7,682	768,200		76,820
iShares MSCI EAFE ETF, Counterparty DMN, Strike Price $51, Expires 8/21/20	3,567	356,700		137,329
iShares MSCI Japan ETF, Counterparty DMN, Strike Price $41, Expires 9/18/20	6,242	624,200		174,776
iShares MSCI Japan ETF, Counterparty DMN, Strike Price $46, Expires 9/18/20	3,073	307,300		162,869
iShares MSCI United Kingdom ETF, Counterparty DMN, Strike Price $20, Expires 7/17/20	4,848	484,800		-
iShares MSCI United Kingdom ETF, Counterparty DMN, Strike Price $22, Expires 7/17/20	2,907	290,700		-
SPDR S&P 500 ETF Trust, Counterparty DMN, Strike Price $230, Expires 8/21/20	1,178	117,800		95,418
SPDR S&P 500 ETF Trust, Counterparty DMN, Strike Price $262, Expires 8/21/20	571	57,100		130,759

				777,971

Puts - Over-the-Counter
Currency Options 0.1%
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	2,672,000	AUD	28,837
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	5,545,000	AUD	28,382
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	566,000	AUD	3,128
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	340,000	AUD	2,837

26	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, December Strike
Price 65.85 JPY, Expires 12/21/20	1	2,267,000	AUD	$14,503
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	2,270,000	AUD	30,975
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	6,553,000	AUD	137,135
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	5,042,000	AUD	33,329
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	5,042,000	AUD	125,167
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	4,034,000	AUD	78,505
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	2,017,000	AUD	6,768
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	3,128,000	AUD	15,797
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	4,035,000	AUD	48,466
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	4,840,000	AUD	51,623
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	2,017,000	AUD	20,051
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	4,280,000	AUD	30,004
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	3,656,000	AUD	34,331
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	2,761,000		480
USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	4,143,000		14,525
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	5,497,000		12,473
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	2,196,000		44,256
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	1,285,000		9,386
USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	2,837,000		31,519
USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	2,702,000		1,756
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	1,212,000		6,323
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	946,000		13,146
USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	1,012,000		778
USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	2,702,000		117,294
USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	884,000		965

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#			Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	844,000			$29,485
USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	2,733,000			1,744
USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	1,657,000			2,606
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	3,160,000			3,024
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	965,000			15,666
USD/MXN, Counterparty MSCO, September Strike Price 20.91 MXN, Expires 9/24/20	1	2,074,000			5,484
USD/MXN, Counterparty MSCO, September Strike Price 20.90 MXN, Expires 9/25/20	1	752,000			2,010
USD/MXN, Counterparty MSCO, January Strike Price 20.95 MXN, Expires 1/14/21	1	1,879,000			13,277

					1,016,035

Total Options Purchased (Cost $8,289,516)					4,513,214

Total Investments before Short Term Investments (Cost $542,581,857)					493,608,314

		Principal Amount*

Short Term Investments 32.8%

Foreign Government and Agency Securities 5.4%
Argentina 0.2%
[h,i] Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		65,646,000		ARS	639,008
[h,i] Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		88,386,300		ARS	870,054

					1,509,062

Brazil 1.0%
Letra Tesouro Nacional, Strip, 7/01/20 - 10/01/20		38,134	[k]	BRL	7,006,884

Japan 3.8%
[n] Japan Treasury Discount Bill,
7/06/20 - 10/12/20		2,160,650,000		JPY	20,013,973
11/10/20		882,500,000		JPY	8,178,852

					28,192,825

28	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Mexico 0.4%

[n] Mexico Treasury Bill, 7/16/20 - 2/25/21	7,388,840	[o]	MXN	$3,184,483

Total Foreign Government and Agency Securities (Cost $40,570,357)				39,893,254

Total Investments before Money Market Funds and Repurchase Agreement (Cost $583,152,214)				533,501,568

	Shares

Money Market Funds (Cost $185,438,552) 25.0%

United States 25.0%

[p,q] Institutional Fiduciary Trust Money Market Portfolio, 0.0%	185,438,552			185,438,552

	Principal Amount*

Repurchase Agreements (Cost $16,552,509) 2.2%
[r] Joint Repurchase Agreement, 0.065%, 7/01/20
(Maturity Value $16,552,539)
BNP Paribas Securities Corp.
(Maturity Value $11,483,986)
Deutsche Bank Securities Inc.
(Maturity Value $3,154,583)
HSBC Securities (USA) Inc.
(Maturity Value $1,913,970)
Collateralized by U.S. Government Agency
Securities, 4.00%, 3/20/44; U.S.
Government Strips, 8/15/39; and U.S.
Treasury Notes, 1.75% - 2.25%, 4/15/22 -7/31/24 (valued at $16,902,144)	16,552,509			16,552,509

	Shares

[s] Investments from Cash Collateral Received for Loaned Securities 0.2%

Money Market Funds (Cost $1,169,000) 0.2%

United States 0.2%
[p] Institutional Fiduciary Trust Money Market Portfolio, 0.0%	1,169,000			1,169,000

franklintempleton.com	Semiannual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*		Value

Short Term Investments (continued)
Investments from Cash Collateral Received for Loaned Securities (continued)
Repurchase Agreements (Cost $292,503) 0.0%†
United States 0.0%†

[r] Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $292,504) BNP Paribas Securities Corp. Collateralized by U.S. Treasury Bonds, 7.875%, 2/15/21; U.S. Treasury Notes, 0.125%-2.875%, 12/31/20 - 1/31/24; and U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $298,353)		292,503		$292,503

Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,461,503)				1,461,503

Total Investments (Cost $786,604,778) 99.5%				736,954,132

Options Written (0.5)%				(3,384,815)

Other Assets, less Liabilities 1.0%				6,722,516

Net Assets 100.0%				$740,291,833

	Number of Contracts	Notional Amount#

[t] Options Written (0.5)%
Calls - Over-the-Counter
Currency Options (0.3)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	2,520,000	AUD	(24,820)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	4,158,000	AUD	(157,001)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	4,531,000	AUD	(79,129)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	3,405,000	AUD	(60,421)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	4,034,000	AUD	(56,457)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	4,915,000	AUD	(219,746)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	3,782,000	AUD	(59,438)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	3,025,000	AUD	(97,049)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	1,511,000	AUD	(12,581)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	3,128,000	AUD	(105,091)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	2,017,000	AUD	(46,262)

30	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#		Value

[t] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	2,420,000	AUD	$(63,384)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	2,518,000	AUD	(8,783)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	1,873,000	AUD	(15,495)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	1,306,000	AUD	(10,502)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	1,008,500	AUD	(5,815)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	5,438,000	AUD	(49,781)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	2,196,000		(5,936)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	1,101,000		(46,959)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	1,101,000		(21,914)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	1,927,000		(20,833)
USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	2,072,000		(58,606)
USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	1,027,000		(8,933)
USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	2,600,000		(55,656)
USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	2,761,000		(60,482)
USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	2,761,000		(63,475)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	1,321,000		(49,526)
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	1,212,000		(61,959)
USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	1,351,000		(33,774)
USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	1,351,000		(24,273)
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	946,000		(42,651)
USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	1,012,000		(11,210)
USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	844,000		(12,100)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	1,580,000		(63,932)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	1,063,000		(13,564)
USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	2,733,000		(72,304)

franklintempleton.com	Semiannual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#		Value

[t] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	552,000		$(26,147)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	965,000		(47,841)
USD/MXN, Counterparty MSCO, September Strike Price 25.31 MXN, Expires 9/28/20	1	1,879,000		(21,017)
USD/MXN, Counterparty MSCO, January Strike Price 25.45 MXN, Expires 1/14/21	1	751,000		(18,663)
USD/MXN, Counterparty MSCO, January Strike Price 27.60 MXN, Expires 1/14/21	1	526,000		(7,027)
USD/MXN, Counterparty MSCO, January Strike Price 29.21 MXN, Expires 1/14/21	1	1,504,000		(13,540)
USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	3,810,000		(20,646)

				(1,954,723)

Puts - Over-the-Counter
Currency Options (0.2)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	2,772,000	AUD	(6,807)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	3,277,000	AUD	(38,012)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	1,915,000	AUD	(50,680)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	7,563,000	AUD	(91,381)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	1,513,000	AUD	(1,468)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	1,334,000	AUD	(8,715)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	1,084,000	AUD	(4,297)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	1,338,000	AUD	(1,035)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	1,070,000	AUD	(1,215)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	1,311,000	AUD	(7,846)
USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	1,013,000		(21,357)
USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	2,762,000		(63,714)
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	804,000		(23,611)
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	473,000		(15,561)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	2,748,000		(2,226)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	2,748,000		(40,352)

32	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount#	Value

[t] Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	4,391,000	$(234,853)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	1,927,000	(64,953)
USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	2,837,000	(88,869)
USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	4,055,000	(153,948)
USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	1,381,000	(8,635)
USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	1,012,000	(4,480)
USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	5,404,000	(77,710)
USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	884,000	(2,675)
USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	844,000	(3,271)
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	1,568,000	(22,979)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	2,391,000	(93,459)
USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	2,108,000	(6,373)
USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	1,657,000	(8,018)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	3,160,000	(21,545)
USD/MXN, Counterparty MSCO, September Strike Price 22.13 MXN, Expires 9/24/20	1	2,074,000	(24,000)
USD/MXN, Counterparty MSCO, September Strike Price 21.90 MXN, Expires 9/25/20	1	752,000	(6,743)
USD/MXN, Counterparty MSCO, September Strike Price 22.02 MXN, Expires 9/28/20	1	1,253,000	(13,282)
USD/MXN, Counterparty MSCO, January Strike Price 22.37 MXN, Expires 1/14/21	1	1,127,000	(25,518)
USD/MXN, Counterparty MSCO, January Strike Price 23.10 MXN, Expires 1/14/21	1	3,258,000	(119,914)
USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	1,905,000	(70,590)

			(1,430,092)

Total Options Written (Premiums received $2,753,135)			$(3,384,815)

franklintempleton.com	Semiannual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 10 regarding restricted securities.

eThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $96,330, representing less than 0.1% of net assets.

gIncome may be received in additional securities and/or cash.

hSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

iRedemption price at maturity is adjusted for inflation. See Note 1(j).

jThe coupon rate shown represents the rate at period end.

kPrincipal amount is stated in 1,000 Brazilian Real Units.

lPrincipal amount is stated in 100 Mexican Peso Units.

mA supranational organization is an entity formed by two or more central governments through international treaties.

nThe security was issued on a discount basis with no stated coupon rate.

oPrincipal amount is stated in 10 Mexican Peso Units.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding joint repurchase agreement.

sSee Note 1(g) regarding securities on loan.

tSee Note 1(d) regarding written options.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	13,611,173	2,510,823		7/02/20	$—	$(7,524)
Brazilian Real	CITI	Sell	6,071,000	1,170,697		7/02/20	54,149	—
Brazilian Real	CITI	Sell	7,540,173	1,301,976		7/02/20	—	(84,775)
Brazilian Real	JPHQ	Buy	13,830,400	2,548,913		7/02/20	—	(5,294)
Brazilian Real	JPHQ	Sell	13,830,400	2,726,395		7/02/20	182,777	—
Brazilian Real	JPHQ	Sell	13,830,400	2,547,926		7/09/20	5,115	—
Australian Dollar	DBAB	Buy	5,540,000	3,654,760		7/14/20	168,419	—
Australian Dollar	DBAB	Sell	12,490,000	7,750,045		7/14/20	—	(869,360)
Swedish Krona	JPHQ	Buy	21,150,000	1,937,069	EUR	7/14/20	93,035	—
Swiss Franc	JPHQ	Buy	4,630,000	4,392,227	EUR	7/14/20	—	(46,995)
Brazilian Real	CITI	Sell	13,611,173	2,509,481		7/15/20	7,657	—
Euro	JPHQ	Buy	1,300,000	1,462,071		7/15/20	—	(1,112)
Euro	JPHQ	Buy	9,055,813	10,165,150		7/15/20	11,905	—
Euro	JPHQ	Sell	10,355,813	11,791,957		7/15/20	153,943	—
Swedish Krona	DBAB	Buy	49,884,350	4,654,709	EUR	7/15/20	122,790	—
Norwegian Krone	JPHQ	Buy	13,536,100	1,248,615	EUR	7/16/20	3,508	—
Norwegian Krone	DBAB	Buy	10,071,000	877,762	EUR	7/17/20	60,154	—
South Korean Won	HSBK	Sell	5,354,972,927	4,660,754		7/17/20	196,115	—
Euro	UBSW	Buy	3,114,000	3,510,007		7/23/20	—	(9,760)

34	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	3,506,930	3,981,944		7/23/20	$40,029	$—
South Korean Won	HSBK	Sell	5,885,027,073	4,778,553		7/28/20	—	(128,597)
South Korean Won	HSBK	Sell	4,594,897,268	3,747,266		7/29/20	—	(84,168)
Brazilian Real	CITI	Sell	7,552,151	1,301,976		8/04/20	—	(84,917)
Brazilian Real	HSBK	Sell	9,528,984	1,669,642		8/04/20	—	(80,280)
Brazilian Real	JPHQ	Sell	32,382,000	6,475,104		8/04/20	528,406	—
Swiss Franc	UBSW	Buy	910,087	865,041	EUR	8/10/20	—	(10,961)
Swiss Franc	UBSW	Buy	3,640,350	3,360,606	EUR	8/10/20	68,107	—
Swiss Franc	GSCO	Buy	3,572,651	3,304,145	EUR	8/12/20	60,115	—
Swedish Krona	DBAB	Buy	49,884,300	4,701,581	EUR	8/13/20	68,480	—
Swiss Franc	GSCO	Buy	1,786,326	1,699,886	EUR	8/13/20	—	(23,697)
Euro	DBAB	Buy	2,570,000	2,910,204		8/14/20	—	(20,002)
Euro	DBAB	Buy	3,340,000	3,753,639		8/14/20	2,498	—
Euro	DBAB	Sell	10,412,000	11,338,668		8/14/20	—	(370,586)
Norwegian Krone	DBAB	Buy	27,581,500	2,491,104	EUR	8/19/20	65,023	—
Australian Dollar	JPHQ	Sell	34,173,781	2,433,249,414	JPY	8/21/20	—	(1,038,326)
Australian Dollar	CITI	Sell	5,221,330	370,602,955	JPY	8/24/20	—	(169,359)
Euro	HSBK	Sell	5,607,052	662,301,201	JPY	8/24/20	—	(168,825)
Euro	HSBK	Sell	2,803,526	339,888,207	JPY	8/25/20	—	(3,462)
Australian Dollar	CITI	Sell	5,235,270	371,175,407	JPY	8/26/20	—	(173,606)
Euro	DBAB	Buy	2,804,187	3,151,107		8/26/20	3,274	—
Euro	DBAB	Sell	6,231,599	6,841,050		8/26/20	—	(168,767)
Indian Rupee	HSBK	Sell	85,800,000	1,118,907		8/26/20	—	(9,914)
Japanese Yen	CITI	Buy	99,123,200	896,110		8/26/20	22,582	—
Japanese Yen	JPHQ	Buy	209,581,500	1,949,024		8/26/20	—	(6,584)
Japanese Yen	JPHQ	Sell	118,000,000	1,101,435		8/26/20	7,789	—
Norwegian Krone	DBAB	Buy	16,393,500	1,755,531		8/26/20	—	(51,565)
Norwegian Krone	DBAB	Buy	16,393,500	1,497,746	EUR	8/26/20	19,178	—
Japanese Yen	JPHQ	Buy	209,585,600	1,913,543		8/27/20	28,959	—
Japanese Yen	CITI	Buy	255,150,000	2,468,806		8/31/20	—	(103,860)
Brazilian Real	CITI	Sell	12,180,861	2,277,563		9/02/20	43,369	—
Brazilian Real	CITI	Sell	12,540,000	2,236,888		9/02/20	—	(63,179)
Brazilian Real	HSBK	Sell	11,840,206	2,034,613		9/02/20	—	(137,098)
Euro	JPHQ	Sell	11,745,813	13,144,563		9/04/20	—	(70,796)
Euro	UBSW	Sell	943,744	1,062,288		9/08/20	371	—
South Korean Won	GSCO	Sell	5,211,000,000	4,341,053		9/09/20	—	(4,557)
Australian Dollar	CITI	Sell	17,534,250	1,341,808,481	JPY	9/10/20	335,622	—
Japanese Yen	MSCS	Buy	1,010,000,000	9,479,785		9/15/20	—	(115,842)
Swedish Krona	DBAB	Buy	24,942,150	2,377,798	EUR	9/15/20	2,969	—
Norwegian Krone	JPHQ	Buy	13,536,100	1,247,108	EUR	9/16/20	3,542	—
Swedish Krona	DBAB	Buy	24,942,200	2,374,148	EUR	9/16/20	7,054	—
Norwegian Krone	DBAB	Buy	22,113,500	2,049,159	EUR	9/18/20	—	(7,583)
Norwegian Krone	JPHQ	Buy	12,113,700	1,342,635		9/21/20	—	(83,399)
Norwegian Krone	JPHQ	Buy	13,824,100	1,287,727	EUR	9/21/20	—	(12,377)
Norwegian Krone	DBAB	Buy	13,389,000	1,249,650	EUR	9/22/20	—	(14,776)
Japanese Yen	BNDP	Buy	317,077,140	2,970,403		9/24/20	—	(30,254)

franklintempleton.com	Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Buy	740,597,560	6,842,496		9/24/20	$24,815	$—
Norwegian Krone	DBAB	Buy	13,389,000	1,483,875		9/24/20	—	(92,054)
Euro	HSBK	Sell	2,803,598	337,940,133	JPY	9/25/20	—	(22,249)
Norwegian Krone	DBAB	Buy	6,689,000	614,391	EUR	9/29/20	3,686	—
Norwegian Krone	JPHQ	Buy	120,073,113	11,001,356	EUR	9/30/20	96,811	—
Brazilian Real	JPHQ	Sell	7,341,200	1,407,574		10/02/20	62,466	—
South Korean Won	HSBK	Sell	9,458,966,732	7,743,096		10/07/20	—	(149,952)
Mexican Peso	CITI	Sell	11,739,000	460,010		10/08/20	—	(44,194)
Mexican Peso	CITI	Sell	12,045,000	584,516		10/08/20	67,168	—
Mexican Peso	CITI	Sell	9,047,000	438,398		10/09/20	49,864	—
Euro	HSBK	Sell	3,767,000	4,233,128		10/13/20	—	(9,296)
Mexican Peso	CITI	Sell	30,162,000	1,458,637		10/13/20	163,913	—
South Korean Won	DBAB	Sell	33,248,000,000	27,430,080		10/13/20	—	(315,893)
Euro	DBAB	Sell	975,303	1,100,161		10/15/20	1,707	—
Mexican Peso	CITI	Sell	44,398,000	2,154,845		10/15/20	249,485	—
Mexican Peso	CITI	Sell	40,653,000	1,991,262		10/16/20	246,827	—
Brazilian Real	CITI	Sell	19,549,300	3,564,593		11/04/20	—	(13,547)
Swiss Franc	UBSW	Buy	910,087	865,756	EUR	11/09/20	—	(11,064)
Swiss Franc	UBSW	Buy	1,820,175	1,660,501	EUR	11/09/20	57,906	—
Swiss Franc	GSCO	Buy	1,786,326	1,630,157	EUR	11/12/20	56,283	—
Norwegian Krone	DBAB	Buy	13,252,000	1,449,573		11/16/20	—	(71,727)
Euro	BOFA	Sell	3,610,760	3,930,204		11/20/20	—	(140,529)
Euro	JPHQ	Sell	1,372,953	1,507,852		11/23/20	—	(40,129)
Australian Dollar	JPHQ	Sell	4,881,968	357,762,355	JPY	11/24/20	—	(47,657)
Euro	HSBK	Sell	2,803,525	331,144,012	JPY	11/24/20	—	(86,016)
Japanese Yen	HSBK	Buy	308,598,830	2,839,779		12/08/20	26,827	—
Japanese Yen	MSCS	Buy	7,481,000,000	70,712,895		12/18/20	—	(1,204,418)
Mexican Peso	CITI	Sell	24,789,254	1,091,033		12/18/20	35,230	—
Mexican Peso	CITI	Sell	11,414,746	498,482		12/21/20	12,487	—
Japanese Yen	BNDP	Buy	317,077,140	2,975,085		12/24/20	—	(28,591)
Mexican Peso	CITI	Sell	40,252,000	1,787,405		3/11/21	89,546	—

Total Forward Exchange Contracts							$3,611,955	$(6,539,473)

Net unrealized appreciation (depreciation)								$(2,927,518)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 60.

36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$583,152,214
Cost - Non-controlled affiliates (Note 3f)	186,607,552
Cost - Unaffiliated repurchase agreements	16,845,012

Value - Unaffiliated issuers+	$533,501,568
Value - Non-controlled affiliates (Note 3f)	186,607,552
Value - Unaffiliated repurchase agreements	16,845,012
Cash	5,156,473
Restricted cash for OTC derivative contracts (Note 1e)	1,740,000
Restricted currency, at value (cost $19,895) (Note 1f)	21,456
Foreign currency, at value (cost $969,968)	968,745
Receivables:
Investment securities sold	808,299
Capital shares sold	94,850
Dividends and interest	3,938,351
European Union tax reclaims	88,583
Deposits with brokers for:
OTC derivative contracts	3,280,000
Unrealized appreciation on OTC forward exchange contracts	3,611,955
FT Subsidiary deferred tax benefit (Note 1h)	143,814
Other assets	775

Total assets	756,807,433

Liabilities:
Payables:
Investment securities purchased	681,744
Capital shares redeemed	1,453,134
Management fees	454,291
Distribution fees	205,290
Transfer agent fees	209,259
Trustees’ fees and expenses	5,889
Deposits from brokers for:
OTC derivative contracts	1,740,000
Options written, at value (premiums received $2,753,135)	3,384,815
Payable upon return of securities loaned	1,461,503
Unrealized depreciation on OTC forward exchange contracts	6,539,473
Deferred tax	121,837
Accrued expenses and other liabilities	258,365

Total liabilities	16,515,600

Net assets, at value	$740,291,833

Net assets consist of:
Paid-in capital	$997,717,489
Total distributable earnings (losses)	(257,425,656)

Net assets, at value	$740,291,833

+Includes securities loaned	$1,380,810

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$346,524,518

Shares outstanding	141,135,265

Net asset value per share[a]	$2.46

Maximum offering price per share (net asset value per share ÷ 94.50%)	$2.60

Class A1:
Net assets, at value	$192,515,579

Shares outstanding	78,291,681

Net asset value per share[a]	$2.46

Maximum offering price per share (net asset value per share ÷ 96.25%)	$2.56

Class C:
Net assets, at value	$ 97,135,587

Shares outstanding	39,755,661

Net asset value and maximum offering price per share[a]	$2.44

Class C1:
Net assets, at value	$ 16,207,017

Shares outstanding	6,584,830

Net asset value and maximum offering price per share[a]	$2.46

Class R:
Net assets, at value	$ 1,831,562

Shares outstanding	742,635

Net asset value and maximum offering price per share	$2.47

Class R6:
Net assets, at value	$ 4,508,512

Shares outstanding	1,831,893

Net asset value and maximum offering price per share	$2.46

Advisor Class:
Net assets, at value	$ 81,569,058

Shares outstanding	33,066,452

Net asset value and maximum offering price per share	$2.47

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

38	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$5,203,576
Non-controlled affiliates (Note 3f)	260,412
Interest:(net of foreign taxes)~
Unaffiliated issuers:
Inflation principal adjustments	704,461
Paid in cash	8,549,689
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	2,682
Non-controlled affiliates (Note 3f)	74

Total investment income	14,720,894

Expenses:
Management fees (Note 3a)	3,294,502
Distribution fees: (Note 3c)
Class A	482,309
Class A1	264,051
Class C	558,141
Class C1	66,117
Class R	3,730
Transfer agent fees: (Note 3e)
Class A	266,965
Class A1	146,324
Class C	77,254
Class C1	14,061
Class R	1,330
Class R6	2,342
Advisor Class	72,713
Custodian fees (Note 4)	141,847
Reports to shareholders	63,437
Registration and filing fees	76,224
Professional fees	76,333
Trustees’ fees and expenses	71,985
Other	37,751

Total expenses	5,717,416
Expense reductions (Note 4)	(38,577)
Expenses waived/paid by affiliates (Note 3f and 3g)	(215,934)

Net expenses	5,462,905

Net investment income	9,257,989

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(112,880,099)
Written options	(2,268,623)
Foreign currency transactions	(1,421,467)
Forward exchange contracts	4,390,953
Swap contracts	(16,517,124)

Net realized gain (loss)	(128,696,360)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(13,077,266)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Templeton Global Balanced Fund

Translation of other assets and liabilities denominated in foreign currencies	(137,223)
Forward exchange contracts	2,648,553
Written options	(1,220,076)
Swap contracts	5,160,817
Change in deferred taxes on unrealized appreciation	172,774

Net change in unrealized appreciation (depreciation)	(6,452,421)

Net realized and unrealized gain (loss)	(135,148,781)

Net increase (decrease) in net assets resulting from operations	$(125,890,792)

*Foreign taxes withheld on dividends	$580,463
~Foreign taxes withheld on interest	$161,647
#Net of foreign taxes	$208,406

40	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$9,257,989	$45,282,342
Net realized gain (loss)	(128,696,360)	(53,854,942)
Net change in unrealized appreciation (depreciation)	(6,452,421)	89,352,368

Net increase (decrease) in net assets resulting from operations	(125,890,792)	80,779,768

Distributions to shareholders:
Class A	(4,637,272)	(21,685,405)
Class A1	(2,547,207)	(11,542,983)
Class C	(920,540)	(5,974,221)
Class C1	(193,325)	(1,648,499)
Class R	(21,195)	(102,554)
Class R6	(71,113)	(310,749)
Advisor Class	(1,384,841)	(7,809,150)

Total distributions to shareholders	(9,775,493)	(49,073,561)

Capital share transactions: (Note 2)
Class A	(58,174,420)	(105,366,578)
Class A1	(27,493,547)	(39,225,200)
Class C	(24,242,433)	(69,062,384)
Class C1	(8,228,302)	(36,115,316)
Class R	(232,158)	(494,695)
Class R6	(742,577)	(2,056,106)
Advisor Class	(40,534,117)	(70,805,226)

Total capital share transactions	(159,647,554)	(323,125,505)

Net increase (decrease) in net assets	(295,313,839)	(291,419,298)
Net assets:
Beginning of period	1,035,605,672	1,327,024,970

End of period	$740,291,833	$1,035,605,672

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements (unaudited)

Templeton Global Balanced Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Class C and Class C1 shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts

42	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or

franklintempleton.com	Semiannual Report	43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Joint Repurchase Agreement (continued)

delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Consolidated Statement of Investments, had been entered into on June 30, 2020.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the

Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and

44	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. The Fund did not hold any interest rate swap contracts at period end.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment. The Fund did not hold any VRI at period end.

See Note 10 regarding other derivative information.

e.  Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

f.  Restricted Currency

At June 30, 2020, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

g.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h.  Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2020, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

franklintempleton.com	Semiannual Report	45

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

h.  Investments in FT Holdings Corporation IV (FT Subsidiary) (continued)

At June 30, 2020, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss. This loss may be carried back to offset prior year capital gains, subject to carryback limitation rules. If there are no limitations, the carryback will result in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2020, the net assets of FT Subsidiary were $5,323,027, representing 0.7% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Consolidated Statement of Operations.

k.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of the consolidated assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	5,084,725	$12,994,624	15,457,226	$43,595,980
Shares issued in reinvestment of distributions	1,945,564	4,465,760	7,443,835	20,890,310
Shares redeemed	(30,059,853)	(75,634,804)	(60,106,395)	(169,852,868)

Net increase (decrease)	(23,029,564)	$(58,174,420)	(37,205,334)	$(105,366,578)

Class A1 Shares:
Shares sold	2,606,653	$6,682,533	9,105,301	$25,895,514
Shares issued in reinvestment of distributions	1,067,794	2,454,509	3,954,661	11,127,734
Shares redeemed	(14,387,915)	(36,630,589)	(26,966,275)	(76,248,448)

Net increase (decrease)	(10,713,468)	$(27,493,547)	(13,906,313)	$(39,225,200)

Class C Shares:
Shares sold	1,051,962	$2,733,661	3,745,169	$10,592,333
Shares issued in reinvestment of distributions	384,437	873,404	2,035,382	5,686,049
Shares redeemed	(10,993,271)	(27,849,498)	(30,382,070)	(85,340,766)

Net increase (decrease)	(9,556,872)	$(24,242,433)	(24,601,519)	$(69,062,384)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class C1 Shares:
Shares sold	241,332	$592,883	311,079	$881,750
Shares issued in reinvestment of distributions	80,271	184,532	560,212	1,577,535
Shares redeemed[a]	(3,501,524)	(9,005,717)	(13,620,596)	(38,574,601)

Net increase (decrease)	(3,179,921)	$(8,228,302)	(12,749,305)	$(36,115,316)

Class R Shares:
Shares sold	67,266	$174,573	94,956	$268,890
Shares issued in reinvestment of distributions	6,067	13,991	23,796	67,155
Shares redeemed	(154,492)	(420,722)	(294,355)	(830,740)

Net increase (decrease)	(81,159)	$(232,158)	(175,603)	$(494,695)

Class R6 Shares:
Shares sold	294,462	$767,573	448,072	$1,272,111
Shares issued in reinvestment of distributions	30,794	71,078	110,227	310,365
Shares redeemed	(630,332)	(1,581,228)	(1,279,143)	(3,638,582)

Net increase (decrease)	(305,076)	$(742,577)	(720,844)	$(2,056,106)

Advisor Class Shares:
Shares sold	1,980,557	$5,094,826	8,325,950	$23,723,126
Shares issued in reinvestment of distributions	532,873	1,226,938	2,440,632	6,892,913
Shares redeemed	(18,985,205)	(46,855,881)	(35,767,251)	(101,421,265)

Net increase (decrease)	(16,471,775)	$(40,534,117)	(25,000,669)	$(70,805,226)

aMay include a portion of Class C1 shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.785% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of Global Advisors, provides subadvisory services to the Fund. The subadvisory fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$9,244
CDSC retained	$3,765

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $580,989, of which $248,915 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.0%	$131,795,067	$262,075,893	$(208,432,408)	$ —	$ —	$185,438,552	185,438,552	$260,412
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.0%	—	3,501,000	(2,332,000)	—	—	1,169,000	1,169,000	74

Total Affiliated Securities	$131,795,067	$265,576,893	$(210,764,408)	$ —	$ —	$186,607,552		$260,486

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$19,920,202
Long term	72,942,004

Total capital loss carryforwards	$92,862,206

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$788,794,442

Unrealized appreciation	$48,983,481
Unrealized depreciation	(108,093,918)

Net unrealized appreciation (depreciation)	$(59,110,437)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles, and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $281,190,571 and $477,559,460, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $1,461,503 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At June 30, 2020, the Fund had 7.2% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 1.9% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

32,900,733	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	$81,025	$—
4,646,498	K2016470219 South Africa Ltd., B	2/01/17	3,450	—
	Total Restricted Securities(Value is 0.0% of Net Assets)		$84,475	$—

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

11. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$3,735,243	[a]	Options written, at value	$3,384,815

	Unrealized appreciation on OTC forward exchange contracts	3,611,955		Unrealized depreciation on OTC forward exchange contracts	6,539,473
Equity contracts	Investments in securities, at value	777,971	[a]	Options written, at value	—

Totals		$8,125,169			$9,924,288

aPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(16,517,124)	Swap contracts	$5,160,817
Foreign exchange contracts	Investments	8,123,910 [a]	Investments	1,487,690 [a]
	Written options	(2,268,623)	Written options	(1,220,076)
	Forward exchange contracts	4,390,953	Forward exchange contracts	2,648,553
Equity contracts	Investments	—	Investments	(3,050,492)[a]

Totals		$(6,270,884)		$5,026,492

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of options and swap contracts, and the average month end contract value for forward exchange contracts, were as follows:

Options	$428,744,760
Swap contracts	$14,204,286
Forward exchange contracts	$502,287,449

See Note 1(d) regarding derivative financial instruments.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

11. Other Derivative Information (continued)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$3,611,955	$6,539,473
Options purchased	3,735,243	—
Options written	—	3,384,815

Total	$7,347,198	$9,924,288

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$—	$—	$—	$—	$—
BOFA	—	—	—	—	—
CITI	3,432,665	(2,699,252)	—	(733,413)	—
DBAB	525,232	(525,232)	—	—	—
GSCO	665,639	(302,357)	—	(363,282)	—
HSBK	438,924	(438,924)	—	—	—
JPHQ	1,581,598	(1,546,603)	(34,995)	—	—
MSCO	536,727	(536,727)	—	—	—
UBSW	166,413	(31,785)	—	—	134,628

Total	$7,347,198	$(6,080,880)	$(34,995)	$(1,096,695)	$134,628

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 58,845	$ —	$ —	$ (10,000)	$ 48,845
BOFA	140,529	—	—	(110,000)	30,529
CITI	2,699,252	(2,699,252)	—	—	—
DBAB	1,982,313	(525,232)	—	(1,457,081)	—
GSCO	302,357	(302,357)	—	—	—
HSBK	1,227,487	(438,924)	—	(480,000)	308,563
JPHQ	1,546,603	(1,546,603)	—	—	—
MSCO	1,935,117	(536,727)	—	(1,100,000)	298,390
UBSW	31,785	(31,785)	—	—	—
Total	$9,924,288	$(6,080,880)	$ —	$(3,157,081)	$686,327

aAt June 30, 2020, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 60.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities:[a]

Equity Investments:

China	$7,828,817	$8,979,632	$—		$16,808,449

Denmark	—	6,458,294	—		6,458,294

France	—	9,224,553	—		9,224,553

Germany	—	32,048,322	—		32,048,322

Hong Kong	—	11,776,614	—		11,776,614

India	—	7,302,663	—		7,302,663

Japan	—	61,057,351	—		61,057,351

Netherlands	8,142,456	8,848,548	—		16,991,004

South Africa	—	—	—	[b]	—

South Korea	—	11,680,464	—		11,680,464

Spain	—	6,675,681	—		6,675,681

Taiwan	—	8,857,624	—		8,857,624

United Kingdom	4,914,073	21,327,054	—		26,241,127

United States	86,275,484	—	34,934		86,310,418

All Other Equity Investments	6,368,640	—	—		6,368,640

Corporate Bonds:

South Africa	—	—	9,080	[b]	9,080

Foreign Government and Agency Securities:

Argentina	—	—	12,060,717		12,060,717

All Other Foreign Government and Agency Securities	—	140,623,189	—		140,623,189

U.S. Government and Agency Securities	—	28,600,910	—		28,600,910

Options Purchased	777,971	3,735,243	—		4,513,214

Short Term Investments:

Argentina	—	—	1,509,062		1,509,062

United States	185,731,055	17,721,509	—		203,452,564

All Other Short Term Investments	—	38,384,192	—		38,384,192

Total Investments in Securities	$300,038,496	$423,301,843	$13,613,793		$736,954,132

Other Financial Instruments:

Forward Exchange Contracts	$—	$3,611,955	$—		$3,611,955

Restricted Currency (ARS)	—	—	21,456		21,456

Total Other Financial Instruments	$—	$3,611,955	$21,456		$3,633,411

Receivables:

Interest (ARS)	$—	$—	$309,153		$309,153

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

13.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:

Other Financial Instruments:

Options Written	$—	$3,384,815	$—	$3,384,815

Forward Exchange Contracts	—	6,539,473	—	6,539,473

Total Other Financial Instruments	$—	$9,924,288	$—	$9,924,288

Payables:

Deferred Tax (ARS)	$—	$—	$711	$711

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Common Stocks
South Africa	$ 26,811	$ —	$—	$ —	$—	$ —	$—	$ (26,811)	$ —	[c]	$ (26,811)
United States	34,934	—	—	—	—	—	—	—	34,934		—
Corporate Bonds
South Africa	8,254	—	—	6,506	—	194,184	—	(199,864)	9,080	[c]	(199,864)
Foreign Government and Agency Securities Argentina	9,148,100	5,392,079	(2,739,406)	—	—	1,232,332	(4,677,895)	3,705,507	12,060,717		1,919,727
Short Term Investment Argentina	702,477	1,644,883	(458,037)	—	—	168,038	(179,464)	(368,835)	1,509,062		(166,777)

Total Investment in Securities	$9,920,576	$7,036,962	$(3,197,443)	$6,506	$—	$1,594,554	$(4,857,359)	$3,109,997	$13,613,793		$1,526,275

Other Financial Instruments:
Restricted Currency(ARS)	$2,466,942	$2,250,918	$(4,276,127)	$ —	$—	$ —	$(482,940)	$ 62,663	$ 21,456		$ 1,560

Receivables:
Interest Receivable(ARS)	$ 419,240	$ 751,751	$(734,686)	$ —	$—	$ —	$(169,724)	$ 42,572	$ 309,153		$ 18,820

Liabilities:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Payables:
Deferred Tax (ARS)	$ 1,002	$—	$—	$—	$—	$ —	$—	$(291)	$711	$ (291)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:

Foreign Government and Agency Securities Argentina	$12,060,717		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[b]

Short Term Investments Argentina	1,509,062		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[c]

All other[d]	374,623	[e]

Liabilities:

All other[d]	711

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at June 30, 2020.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	ARS	Argentine Peso	ADR	American Depositary Receipt

BOFA	Bank of America	AUD	Australian Dollar	ARPP7DRR	Argentina Central Bank 7 Day

CITI	Citigroup, Inc.	BRL	Brazilian Real	Badlar	Argentina Deposit Rates Badlar Banks ARS

DBAB	Deutsche Bank	COP	Colombian Peso	FRN	Floating Rate Note

DMN	Decision Model and Notation	EUR	Euro	IDR	International Depositary Receipt

GSCO	The Goldman Sachs	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate

HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	PIK	Payment-In-Kind

JPHQ	JP Morgan Chase	INR	Indian Rupee	VRI	Value Recovery Instrument

MSCO	Morgan Stanley	JPY	Japanese yen

SCNY	Standard Chartered	KRW	South Korean Won

UBSW	UBS AG	MXN	Mexican Peso

		USD	United States Dollar

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Tax Information (unaudited)

Templeton Global Balanced Fund

At December 31, 2019, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on March 13, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to the shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0118	$0.1407	$0.0506
Class A1	$0.0118	$0.1410	$0.0507
Class C	$0.0118	$0.1163	$0.0418
Class C1	$0.0118	$0.1152	$0.0414
Class R	$0.0118	$0.1332	$0.0480
Class R6	$0.0118	$0.1496	$0.0538
Advisor Class	$0.0118	$0.1464	$0.0527

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Global Balanced Fund

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (TGAL) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TGAL and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TGAL, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TGAL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from each Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services, legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as

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reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Performance Customized Peer Group included funds that hold at least 40% non-US stocks/bonds in at least 3 different countries and at least 25% of assets in fixed income securities and at least 25% of its assets in equity securities. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians and in the first quintile (best) of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the medians and in the fifth quintile (worst) of its Performance Universe and Performance Customized Peer Group. The Board discussed this performance with management and management explained that the Performance Universe was overly broad in that it not only included global allocation funds like the Fund, but also funds with little to no exposure outside of the US that benefited from the outperformance of US equity investments versus international equity investments. Management further explained that the equity sleeve of the Fund had a significant US underweight relative to its Performance Universe and Performance Customized Peer Group, and that the Fund had no exposure to US bonds (compared to 33.3% median exposure for the peer group). Management also explained that the Performance Universe included a mix of value, blend and growth funds, whereas the Fund followed a value-oriented investment approach (which has recently been out of favor). Management further noted the Fund’s significantly higher cash balance (20.2%) versus the peer median (5.7%). The Board noted a number of changes implemented by management to address the Fund’s below median annualized total return, in particular, changes to the Fund’s portfolio management team, macroeconomic analysis and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes continued to be monitored. In doing so, the Board noted that, while below the median, the Fund’s one-year annualized total return was 7.33%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of

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comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares for other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 13 other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and the actual total expense ratio for the Fund were above the medians of its Expense Group. The Board took into account the complexity and costs of managing a global portfolio of both equity and debt securities. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Sub-Adviser is paid out of the management fee TGAL receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable upfront expenditures by the Managers but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the FT family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by a Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved

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the continuation of each Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports

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and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Templeton Global Balanced Fund

Investment Manager	Distributor	Shareholder Services
Templeton Global Advisors	Franklin Templeton Distributors, Inc.	(800) 632-2301
Limited	(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	325 S 08/20

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 25, 2020